                          Notice of Guaranteed Delivery

                                       for

                               CLASSIC CABLE, INC.

                                Offer to Exchange
          Any and all of its 9 7/8% Senior Subordinated Notes due 2008

                                       by

                               CLASSIC CABLE, INC.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999, UNLESS EXTENDED TO A DATE NOT LATER THAN __________, 1999 (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT
ANY TIME PRIOR TO THE EXPIRATION DATE.

         AS SET FORTH IN THE PROSPECTUS DATED APRIL ____, 1999 (THE "EXCHANGE MEMORANDUM") UNDER THE CAPTIONS "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING NOTES" AND "THE EXCHANGE OFFER -- GUARANTEED DELIVERY" AND THE ACCOMPANYING LETTER OF TRANSMITTAL DATED APRIL ____, 1999 (THE "LETTER OF TRANSMITTAL"), THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED TO ACCEPT THE EXCHANGE OFFER IF CERTIFICATES REPRESENTING THE 9 7/8% SENIOR SUBORDINATED NOTES DUE 2008 (THE "NOTES") OF CLASSIC CABLE, INC., A DELAWARE CORPORATION (THE "COMPANY"), ARE NOT IMMEDIATELY AVAILABLE OR IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT A HOLDER'S CERTIFICATES OR OTHER REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE. SUCH FORM MAY BE DELIVERED BY HAND OR TRANSMITTED BY TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR MAIL TO THE EXCHANGE AGENT AND MUST INCLUDE A GUARANTEE BY AN ELIGIBLE INSTITUTION UNLESS SUCH FORM IS SUBMITTED ON BEHALF OF AN ELIGIBLE INSTITUTION. CAPITALIZED TERMS USED AND NOT DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM IN THE EXCHANGE MEMORANDUM.

                         DELIVER TO THE EXCHANGE AGENT:

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


   By Registered or Certified Mail:              By Overnight Carrier:                    By Hand Delivery:

        600 Travis, Suite 1150                  600 Travis, Suite 1150                  600 Travis, Suite 1150
         Houston, Texas 77002                    Houston, Texas 77002                    Houston, Texas 77002
       Attention: Mauri J. Cowen              Attention: Mauri J. Cowen               Attention: Mauri J. Cowen


Facsimile Transmission Number:      Confirm Receipt of Facsimile by Telephone:
     (713) 216-5476                                (713) 216-6686



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies & Gentlemen:

         Upon the terms and subject to the conditions set forth in the Exchange Memorandum and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Classic Cable, Inc., a Delaware corporation (the "Company"), $_______________ principal amount (at maturity) of Old Notes, pursuant to the Guaranteed Delivery Procedures set forth in the Exchange Memorandum and accompanying Letter of Transmittal.


             CERTIFICATE NUMBERS OF OLD NOTES
                      (IF AVAILABLE)                                       PRINCIPAL AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------------

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


If Old Notes will be tendered by book-entry transfer:  (check one)

Name of Tendering Institution:

-----------------------------    [ ]  The Depository Trust Company


                                 [ ]  The Midwest Securities Trust Company

Account No.                 at   [ ]  The Philadelphia Depository Trust Company
           -----------------

         The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and Bank One, N.A. with respect to the Old Notes tendered pursuant to the Exchange Offer.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                                    SIGN HERE

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                     Signature(s) of Registered Holder(s) or
                              Authorized Signatory

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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

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                                     Address

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                                    Zip Code

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                         Area Code and Telephone Number

 Dated:                                                                 , 1999
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




                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby
(a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (b) represents that such tender of Old Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Exchange Memorandum), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.


----------------------------------  -------------------------------------------
         Name of Firm                                 Title

----------------------------------  -------------------------------------------
     Authorized Signature                  Name (Please Type or Print)

----------------------------------
            Address

----------------------------------  -------------------------------------------
Area Code and Telephone Number       Dated                               , 1999
                                           ------------------------------



NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.